Exhibit 10.30

FIRST AMENDMENT TO THE

CONSULTING AGREEMENT BETWEEN

NEUROGENE INC. AND STUART COBB CONSULTING, LTD.

THIS FIRST AMENDMENT TO THE CONSULTING AGREEMENT (the “Amendment”) is entered and made effective as of July 13, 2020 (the “Amendment Effective Date”), by and between Neurogene Inc., a Delaware corporation having a place of business at 535 West 24th Street, 5th Floor, New York, NY 10011 (“Company”) and Stuart Cobb Consulting Ltd., a limited company registered at Office 8, Hardengreen Park, Eskbank, Midlothian, Scotland EH22 3NX (“Consultant”). Capitalized terms used herein but not defined herein will have the meanings ascribed to such terms in the Agreement.

WHEREAS, the parties hereto have previously entered into a Consulting Agreement (the “Agreement”) dated December 12, 2018; for the engagement of the Consultant for the provision of services as described in the Agreement; and

WHEREAS, the parties wish to amend the Agreement.

NOW THEREFORE, in consideration of the mutual covenants and agreements contained herein and other valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

1.	The following terms of the Agreement are hereby amended.

2.	Accordingly, Section 2 Term of the Agreement is amended to read as follows:

The term of this Agreement shall be five (5) years from the date of the last signature provided on the Agreement, which may be extended upon mutual written agreement between the parties. To the extent there are ongoing Services at the time of expiration of this Agreement, this Agreement will remain in effect only with respect to, and until completion of those Services.

3.	Neurogene’s address is amended throughout the entire Agreement to now read, 535 West 24th Street, 5th Floor, New York, NY 10011.

4.	This Amendment shall be governed by and interpreted under the laws of the State of New York, without giving effect to the principles of conflicts of law of any jurisdiction.

5.	Except as expressly set forth in this Amendment, the Agreement shall be unchanged and shall remain in full force and effect.

This Amendment may be executed in one or more counterparts, each of which will be deemed an original, and all of which will constitute one and the same instrument. For purposes hereof, a facsimile or an electronic record of this Amendment, including the signature pages hereto, will be deemed to be an original.

Amendment No. 1 Stuart Cobb Consulting, Ltd.
July 12, 2020	Page 1 of 2

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their duly authorized representatives as of the Amendment Effective Date.

NEUROGENE INC.		STUART COBB CONSULTING LTD.
(“Neurogene”)		(“Consultant”)

By:	/s/ Christine Mikail	By:	/s/ Stuart Cobb
Name:	Christine Mikail	Name:	Stuart Cobb
Title:	President	Title:	CSO
Date:	7/14/2020	Date:	7/13/2020

Amendment No. 1 Stuart Cobb Consulting, Ltd.
July 12, 2020	Page 2 of 2